UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 2 TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2005
Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)
(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §230.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §13e-4(c))

The undersigned registrant hereby amends Item 9.01 to the registrant’s Current Report on Form 8-K, dated August 4, 2005, as amended by Amendment No. 1 on Form 8-K/A filed by the registrant on September 19, 2005 (as amended, the “Current Report”), as set forth below. The sole purpose of this Amendment No. 2 to the Current Report is to adjust the pro forma financial information of Whiting Petroleum Corporation (the “Company”) included as Exhibit 99.4 hereto to reflect pricing of (i) the offering of 5,750,000 shares of the Company’s common stock expected to close on October 4, 2005 at the actual sale price of $43.60 per share and (ii) the private placement expected to close on October 4, 2005 of $250 million of the Company’s senior subordinated notes maturing on February 1, 2014 with the actual interest rate of 7%. The sections of the Current Report that are not included herein are unchanged and continue in full force and effect as originally filed.
Item 9.01. Financial Statements and Exhibits.
                    (a) Financial Statements of Businesses Acquired. The following financial statements of the Postle Properties are included as Exhibit 99.3 hereto and incorporated herein by reference:
1.	Independent Auditor’s Report*
2.	Statements of Revenues and Direct Operating Expenses for the Six Months Ended June 30, 2005 and Each of the Years in the Three Year Period Ended December 31, 2004*
3.	Notes to Statements of Revenues and Direct Operating Expenses*
                    (b) Pro Forma Financial Information. The following pro forma financial information of the Company giving effect to the Postle Properties acquisition and certain other transactions described in such pro forma financial information is included as Exhibit 99.4 hereto and incorporated herein by reference:
1.	Unaudited Condensed Pro Forma Combined Balance Sheet as of June 30, 2005
2.	Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2005
3.	Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2004
4.	Notes to the Unaudited Pro Forma Financial Statements
(c)	Exhibits:

(2)	Purchase and Sale Agreement (Postle Field, Texas County, Oklahoma), dated effective as of July 1, 2005, by and between Whiting Oil and Gas Corporation and Celero Energy, LP. [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 26, 2005 (File No. 001-31899)]

(4.1)	Second Amended and Restated Credit Agreement, dated September 23, 2004, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA (as successor to Bank One, NA), as Administrative Agent [Incorporated by reference to Exhibit 4 of Petroleum

* Previously filed with Amendment No. 1 on Form 8-K/A filed on September 19, 2005.

Corporation’s Current Report on Form 8-K dated September 23, 2004 (File No. 001-31899)]

(4.2)	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated April 11, 2005 (File No. 001-31899)].

(4.3)	Second Amendment to Second Amended and Restated Credit Agreement, effective as of July 25, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4 to Whiting Petroleum Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-31899)].

(23.1)	Consent of KPMG LLP.*

(23.2)	Consent of KPMG LLP.*

(23.3)	Consent of Netherland, Sewell & Associates, Inc.*

(99.1)	Pro Forma Reserve, Operating and Capital Expenditure Information.*

(99.2)	Statements of Revenues and Direct Operating Expenses of North Ward Estes and Ancillary Properties.*

(99.3)	Statements of Revenues and Direct Operating Expenses of Postle Properties.*

(99.4)	Unaudited Pro Forma Financial Statements.

* Previously filed with Amendment No. 1 on Form 8-K/A filed on September 19, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: September 29, 2005
	By	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K/A
EXHIBIT INDEX

Exhibit
Number	Description
(2)	Purchase and Sale Agreement (Postle Field, Texas County, Oklahoma), dated effective as of July 1, 2005, by and between Whiting Oil and Gas Corporation and Celero Energy, LP [Incorporated by reference to Exhibit 2.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated July 26, 2005 (File No. 001-31899)].

(4.1)	Second Amended and Restated Credit Agreement, dated September 23, 2004, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA (as successor to Bank One, NA), as Administrative Agent [Incorporated by reference to Exhibit 4 of Petroleum Corporation’s Current Report on Form 8-K dated September 23, 2004 (File No. 001-31899)]

(4.2)	First Amendment to Second Amended and Restated Credit Agreement, dated as of April 11, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4.1 to Whiting Petroleum Corporation’s Current Report on Form 8-K dated April 11, 2005 (File No. 001-31899)].

(4.3)	Second Amendment to Second Amended and Restated Credit Agreement, effective as of July 25, 2005, among Whiting Oil and Gas Corporation, Whiting Petroleum Corporation, the financial institutions listed therein and JPMorgan Chase Bank, NA, as Administrative Agent [Incorporated by reference to Exhibit 4 to Whiting Petroleum Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (File No. 001-31899)].

(23.1)	Consent of KPMG LLP.*

(23.2)	Consent of KPMG LLP.*

(23.3)	Consent of Netherland, Sewell & Associates, Inc.*

(99.1)	Pro Forma Reserve, Operating and Capital Expenditure Information.*

(99.2)	Statements of Revenues and Direct Operating Expenses of North Ward Estes and Ancillary Properties.*

(99.3)	Statements of Revenues and Direct Operating Expenses of Postle Properties.*

(99.4)	Unaudited Pro Forma Financial Statements.

* Previously filed with Amendment No. 1 on Form 8-K/A filed on September 19, 2005.

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